VIA EDGAR

July 19, 2017

Mr. Jeffrey A. Foor
Senior Counsel
U.S. Securities and Exchange Commission
Washington, D.C. 20549

RE: Peachtree Alternative Strategies Fund (“Fund”)

Dear Mr. Foor:

On behalf of the Fund, transmitted herewith for filing with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), is a new Registration Statement on Form N-2 (the “Registration Statement”). The Registration Statement is being filed to register additional shares, update the Fund’s financial statements and to make certain other changes. The Registration Statement has been tagged to indicate paragraphs that include changes made from the last amendment to the Fund’s registration statement filed on May 8, 2017.

We have made few changes from the amendment that you previously reviewed and declared effective on May 22, 2017. For your convenience, we have filed as correspondence a redlined comparison showing the differences between the prior registration statement and this Registration Statement. Given the limited nature and substance of the changes, we would greatly appreciate your selective review of this Registration Statement.

Any assistance that you could provide in ensuring that the Fund has an effective registration statement by August 31, 2017 would be appreciated.

If you should have any questions regarding the enclosed information, please contact me directly at (207) 228-7182. Thank you.

Kind regards,

/s/ Edward C. Lawrence
Edward C. Lawrence